UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-12

                          COMMUNITY FIRST BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

CFB  [GRAPHIC OF TREE OMITTED]

COMMUNITY FIRST BANCORP, INC.



                                 April 30, 2007



Dear Fellow Stockholder:

     You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Community First Bancorp, Inc., the holding company for Community First Bank. The Annual Meeting will be held at the main office of the Bank, 2420 North Main Street, Madisonville, Kentucky on Thursday, May 31, 2007 at 8:00 a.m.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we expect to act upon at the meeting. During the meeting, we will also report on our operations. Our directors and officers will be present to respond to any questions stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, we thank you for your interest and support.

Sincerely,

/s/ William M. Tandy

William M. Tandy
President and Chief Executive Officer




      2420 NORTH MAIN STREET, MADISONVILLE, KENTUCKY 42431 o (270) 326-3500

                          COMMUNITY FIRST BANCORP, INC.
                             2420 NORTH MAIN STREET
                          MADISONVILLE, KENTUCKY 42431
                                 (270) 326-3500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 31, 2007

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Community First Bancorp, Inc. will be held at the main office of Community First Bank, 2420 North Main Street, Madisonville, Kentucky on Thursday, May 31, 2007 at 8:00 a.m., Central Time, for the following purposes:

     1.   To elect three directors; and

     2. To consider any other matters that properly come before the Annual Meeting.

     Any action may be taken on any one of the above proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Only stockholders of record at the close of business on April 6, 2007 are entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to complete and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Charlotte Sellers

                                   CHARLOTTE SELLERS
                                   Secretary
Madisonville, Kentucky
April 30, 2007

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. THE ENCLOSED PROXY CARD IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                          COMMUNITY FIRST BANCORP, INC.
                             2420 NORTH MAIN STREET
                                  P.O. BOX 736
                          MADISONVILLE, KENTUCKY 42431
                                 (270) 326-3500

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 31, 2007

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                                     GENERAL
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This proxy  statement is being  furnished  to  stockholders  of Community  First
Bancorp, Inc. by the Company's the Board of Directors in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held
at  the  main  office  of  Community   First  Bank,   2420  North  Main  Street,
Madisonville, Kentucky on Thursday, May 31, 2007 at 8:00 a.m., Central Time. This proxy statement and the accompanying form of proxy are first being sent to stockholders on or about April 30, 2007.

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                           VOTING AND PROXY PROCEDURES
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WHO CAN VOTE AT THE ANNUAL MEETING

     You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $.01 par value (the "Common Stock"), as of the close of business on April 6, 2007 (the "Record Date"). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 336,120 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

VOTING BY PROXY

     The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF ITS NOMINEES FOR DIRECTOR.

     If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

     You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company's Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

     If you hold your Common Stock in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

VOTE REQUIRED

     The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return a valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

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                      PRINCIPAL HOLDERS OF OUR COMMON STOCK
--------------------------------------------------------------------------------

         The following table sets forth, as of the Record Date, certain information as to those persons who were known to be the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                                                         PERCENT OF SHARES OF
NAME AND ADDRESS                                    AMOUNT AND NATURE OF                     COMMON STOCK
OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP(1)                  OUTSTANDING(2)
-------------------                                -----------------------                  --------------
Gary B. Kivett                                              18,800                              5.59%
P.O. Box 707
Spruce Pine, NC  28777

Israel Englander                                            25,500  (3)                         7.59%
Millenium Management, L.L.C.
Millenco, L.P.
666 Fifth Avenue
New York, NY  10103

All directors and executive officers as a                   56,816  (4)                        16.86%
group (10 persons)

(1) For purposes of this table, a person is considered the beneficial owner of any shares of Common Stock over which he or she has or shares voting or investment power or that he or she has a right to acquire beneficial ownership of such Common Stock at any time within 60 days from the Record Date. "Voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.
(2) In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group has the right to acquire within 60 days of the Record Date.
(3) According to the Statement on Schedule 13D filed by the Reporting Persons on July 25, 2007, Millennium Management, L.L.C. is the general partner of Millenco, L.P. and Israel Englander is the managing member of Millennium Management, L.L.C.
(4) Includes 30,326 shares owned indirectly through IRAs and trusts and 14,275 shares held jointly. Includes 870 shares which directors and executive officers have the right to acquire within 60 days of the Record Date pursuant to the vesting of awards under the 2005 Restricted Stock Plan.

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                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is composed of eight members. Under our Articles of Incorporation, directors are divided into three classes, as nearly equal in number as possible. Each class serves for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors has nominated directors William M. Tandy, Steven E. Carson and J. Craig Riddle (collectively, the Nominees") to serve as directors for additional three-year terms.

     Each of the Nominees has consented to be named in this proxy statement and to serve, if elected. If any Nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any Nominee might be unavailable to serve.

         Under our Bylaws, directors are elected by a plurality of the votes of the shares present in person or by proxy at the Annual Meeting. Votes which are not cast at the Annual Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or withheld from a nominee. Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named Nominees.

     The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Annual Meeting. Also set forth is certain other information with respect to each person's age, their positions with the Company, the year he or she first became a director of the Company's wholly owned subsidiary, Community First Bank (the "Bank" or "Community First"), the expiration of his or her term as a director, and the number and percentage of shares of the Common Stock beneficially owned. All of the directors were initially appointed as directors of the Company in 2003 in connection with the Company's incorporation.

                                                          YEAR FIRST                      SHARES OF
                                                          ELECTED AS       CURRENT       COMMON STOCK
                                                           DIRECTOR        TERM TO       BENEFICIALLY       PERCENT
NAME AND POSITIONS                             AGE*      OF THE BANK       EXPIRE         OWNED*(1)       OF CLASS(2)
------------------                             ----      -----------       -------       -------------    -----------

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2010

William M. Tandy                                51           2001           2007             7,052            2.10%
President, Chief Executive Officer,
Chairman of the Board and Director

Steven E. Carson                                55           1991           2007             6,640            1.97%
Director

J. Craig Riddle                                 82           1970           2007            13,291            3.95%
Director

DIRECTORS CONTINUING IN OFFICE

Ralph T. Teague                                 88           1979           2008             6,416            1.91%
Vice Chairman and Director

Charles G. Ramsey                               56           2001           2008             6,332            1.88%
Director

Paul W. Arison                                  55           1993           2009             9,418            2.80%
Director

Charlotte E. Baldwin                            75           1991           2009             2,390            0.71%
Director

C. Barry Vaughn                                 59           1999           2009             5,202            1.55%
Director

------------

*    As of the Record Date.

(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. Includes 83 shares which Messrs. Teague and


                                       4

     Riddle each have the right to acquire pursuant to the vesting of restricted stock within 60 days of the Record Date, 70 shares which Ms. Baldwin and Mr. Carson each have the right to acquire, 61 shares which Mr. Arison has the right to acquire, 46 shares which Mr. Vaughn has the right to acquire, 41 shares which Mr. Ramsey has the right to acquire, and 416 shares which Mr. Tandy has the right to acquire
(2) In calculating the percentage ownership of an individual or group, the number of shares outstanding includes any shares which the individual or group has the right to acquire within 60 days of the Record Date.

     The principal occupation of each director and executive officer of the Company for the last five years is set forth below.

     WILLIAM M. TANDY has served as President and Chief Executive Officer of Community First Bank from November 2001 to the present. From 1993 to 2001, Mr. Tandy served as President of Hacienda Bank, Santa Maria, California. From 1987 to 1992, he was president of First National Bank of Pottsboro, Texas. Mr. Tandy has been in the banking industry since 1974 and has been brought in by three different banks to successfully effect turnarounds. Mr. Tandy is a member of the Madisonville Rotary Club and is a Board Member of the Madisonville Economic Development Corporation and a past board member of the Madisonville YMCA.

     RALPH T. TEAGUE is a retired coal company executive. Mr. Teague is a real estate investor and serves as president of Tea-Win Mine Storage in Hanson, Kentucky. He is a trustee of the First United Methodist Church in Madisonville and is active in the Madisonville Kiwanis Club.

     PAUL W. ARISON has been employed at the Hopkins County Detention Center as Commissary Manager, Program Director and G.E.D. Coordinator since 2001. Prior to that time, he was a manager of Kuester's Hardware Stores in Evansville and Newburgh, Indiana and in Madisonville, Kentucky. Mr. Arison is a member of the First United Methodist Church and Madisonville Noon Kiwanis Club.

     CHARLOTTE E. BALDWIN is a former mayor of Madisonville and former Secretary of the Kentucky Cabinet of Natural Resources and Environmental Protection. She is a former vice-president and trust officer of First National Bank of Louisville and former Kentucky marketing director for Cadre Securities, Inc. Ms. Baldwin is a member of the Madisonville Chamber of Commerce and Earlington United Methodist Church. A graduate of the University of Evansville, she is a volunteer for Hospice and the Western Kentucky Veterans Center.

     STEVEN E. CARSON is the owner/operator of Barnett-Strother Funeral Home, Inc., in Madisonville. Mr. Carson is a member of the Madisonville Lions Club, the Madisonville Masonic Lodge #142 F & AM and is Past President of the Kentucky Funeral Directors Association. He is Vice President of Forest Lawn Memorial Gardens of Hopkins County and is a member of the Second Baptist Church.

     CHARLES G. RAMSEY is Vice President - Finance and Chief Financial Officer of the Renshaw Automotive Group, a multi-franchise automobile dealership group with dealerships in Hopkinsville, Bowling, Green and Paducah, Kentucky. Prior to his affiliation with Renshaw Automotive Group, he was a partner in a local Madisonville CPA firm. Mr. Ramsey is an Elder and Trustee at the First Christian Church in Madisonville. He is Past President of the Madisonville Kiwanis Club and is currently on the Board of Directors of the Hopkinsville Kiwanis Club. Mr. Ramsey has been a Kiwanian for 31 years. He is also Past President of the Hopkins County Family YMCA. Mr. Ramsey has served on various United Way and Chamber of Commerce committees. Mr. Ramsey is a Certified Public Accountant.

     J. CRAIG RIDDLE is a retired insurance agent. Mr. Riddle was the owner and principal of the J. Craig Riddle Insurance Co., a full-line insurance broker in Madisonville, Kentucky. Mr. Riddle is a founding member and past Commodore of the Kentucky Lake Sailing Club and a past-president of the Madisonville Country Club. Mr. Riddle is a graduate of the University of Kentucky and a University of Kentucky Fellow.

     C. BARRY VAUGHN is the President and co-owner of Happy's of Madisonville, an office equipment dealer located in Madisonville. Mr. Vaughn is a past member of the board of the Madisonville Chamber of Commerce, past President and Campaign Chair of the United Way of Hopkins County, and past President of Madisonville Noon Kiwanis. He is currently Chairman of the City of Madisonville Renaissance Committee and is an Elder in the First Christian Church.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     CHARLOTTE SELLERS, 41, serves as Senior Lender, Senior Vice President and has been employed by Community First Bank since September 2003. Prior to joining the Bank, she was an Assistant Cashier and Assistant Vice President at Fifth Third Bank in Madisonville, Kentucky. She has eight years of banking experience in Commercial Lending. Mrs. Sellers is a graduate of Murray State University, Murray, Kentucky, as well as a graduate of the Economic Development Institute of the University of Oklahoma. She has ten years experience in downtown and community development. She is a past board member of the Madisonville Hopkins County Chamber of Commerce and the Madisonville Economic Development Corporation. She is currently a board member of the Noon Kiwanis Club.

     AMY D. LYONS, 33, joined Community First Bank as Vice President and Chief Accounting Officer in May 2006 and was named Chief Financial Officer in February 2007. Prior to joining Community First Bank, Ms. Lyons had served with BKD, LLP since December 2005 as a senior consultant specializing in internal audits, credit quality analysis and other industry specific consulting for banks and thrifts in Kentucky and Indiana. From 2002 to 2005, she served as an internal auditor and credit review officer with First Security Bank in Owensboro, Kentucky. From 1999 to 2002, she was involved in loan review and training at Area Bancshares Corporation.


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                              CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that Directors Paul W. Arison, Charlotte E. Baldwin, Steven E. Carson, Charles G. Ramsey, J. Craig Riddle, Ralph T. Teague, and C. Barry Vaughn would be considered independent under the independence standards of The Nasdaq Stock Market if the Company were subject to those standards. In determining which directors are independent, the Board of Directors considered the deposit relationships which directors have with the Bank as well as the relationships described under "Related Party Transactions" but determined that these relationships did not affect their independence. There are no members of the Audit Committee who do not meet the independence standards of The Nasdaq Stock Market for Audit Committee members and no members of the Audit Committee who could only serve under exceptions to these standards.

DIRECTOR ATTENDANCE

     The Board of Directors holds regular and special meetings as needed. During the year ended December 31, 2006, the Company's Board of Directors met 12 times. The Board of Directors of the Bank held 12 regular meetings and met informally on a weekly basis. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during 2006 and the total number of meetings held by all committees on which the director served during the year. We encourage directors to attend annual meetings of stockholders. All but one director attended last year's annual meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

     COMPENSATION COMMITTEE. The Company's Personnel Committee, consisting of all directors, acts as a compensation committee. The Personnel Committee annually reviews the compensation paid to the Chief Executive Officer and other officers and makes recommendations to the full Board of Directors. Mr. Tandy and other executives generally make compensation recommendations for officers and employees under their supervision. Mr. Tandy does not participate in discussions regarding his own compensation. The Compensation has not adopted a written charter. The Personnel Committee met once during the 2006 fiscal year.

     NOMINATING COMMITTEE AND DIRECTOR NOMINATION PROCESS. The Company does not have a standing nominating committee or committee performing similar functions. Instead, the full Board of Directors acts as a nominating committee for the selection of management's nominees for director and each director participates in the nomination process. All nominees are approved by a majority of the independent directors. The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors. The Board of Directors will consider director candidates recommended by stockholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee's name and qualifications for board membership. The Board believes that all nominees for director, including stockholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by the Company and the Bank; commitment to enhancing the business and prospects of the Company and the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and substantial personal investment in the Company common stock. All Board nominees for election at this year's annual meeting are incumbent directors standing for re-election. The Board of Directors held one meeting as a nominating committee during 2006 in order to make nominations for directors.

     AUDIT COMMITTEE. The Audit Committee consists of all of the directors other than Mr. Tandy. The members of the Audit Committee would be considered independent under the listing standards of The Nasdaq Stock Market including the independence standard applicable to Audit Committee members. The Company has adopted a written charter for the Audit Committee. This Audit Committee charter is included as Appendix A to the proxy statement. The Audit Committee met twice during 2006.

     AUDIT COMMITTEE FINANCIAL EXPERT. The Board of Directors has determined that Charles G. Ramsey is an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission based on his credentials as a Certified Public Accountant and his experience as a Chief Financial Officer. The Board of Directors has determined that Mr. Ramsey would be independent within the meaning of the listing requirements of The Nasdaq Stock Market including the independence standards specifically applicable to Audit Committee members.

COMMUNICATIONS WITH DIRECTORS

     Stockholders who wish to communicate with the Board of Directors should send their communications to the Secretary at the Company's main office, 2420 North Main Street, P.O. Box 736, Madisonville, Kentucky 42431.


--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned during the last fiscal year by our principal executive officer who was the only executive officer whose total compensation (excluding compensation attributable to non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2006 exceeded $100,000 for services rendered in all capacities to Community First Bancorp, Inc. and Community First Bank.

                                                                            STOCK         ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR       SALARY       BONUS      AWARDS(1)    COMPENSATION(2)       TOTAL
----------------------------------- ----------- ----------- ------------ ------------ ------------------- ------------
William M. Tandy                       2006      $110,000      $500        $4,784           $9,738         $125,022
President and Chief
Executive Officer

-------------------
(1) Consists of amount recognized as an expense by the Company during the last fiscal year for financial reporting purposes. For a discussion of assumptions used in valuing the awards, see Note 7 of Notes to Consolidated Financial Statements.
(2) All other compensation for Mr. Tandy consists of director fees ($1,200), automobile allowance ($6,000) and payment for unused sick leave ($2,538).

     Mr. Tandy has a three-year employment agreement whose term may be extended for an additional one-year term on each anniversary date of the agreement if the Board of Directors determines that Mr. Tandy has met its requirements. On the most recent anniversary date, the Board of Directors extended the term of his employment agreement for an additional one-year term at the same base salary of $110,000 per year. Under his employment agreement, Mr. Tandy is eligible to receive bonuses equal to 7% of the Bank's quarterly net profits. No such bonuses were paid during 2006. As a director, Mr. Tandy is entitled to receive director's fees of $300 per month plus an additional $100 per month for committee meetings. Effective April 6, 2006, however, the Board of Directors suspended the payment of director fees. Mr. Tandy also receives an automobile allowance of $500 per month and is entitled to receive cash at the rate of $423 per day for any unused sick leave at the end of the year. The amount reported under stock awards represents the expense recognized by the Company on the vesting of stock awards originally granted to Mr. Tandy in 2005.

     OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END. The following table sets forth information on an award-by-award basis with respect to outstanding equity awards of Mr. Tandy at fiscal year end, as well as the value of such awards held by such persons at the end of the fiscal year.

                                                    STOCK AWARDS
--------------------------------------------------------------------------------
                                      NUMBER OF SHARES      MARKET VALUE OF
                                      OR UNITS OF STOCK     SHARES OR UNITS OF
                                         THAT HAVE          STOCK THAT HAVE
               NAME                    NOT VESTED (1)         NOT VESTED (2)
--------------------------------------------------------------------------------
William M. Tandy                           1,664                  $12,896

------
(1) Shares were awarded on May 19, 2005 and vest at the rate of 20% per year beginning on the first anniversary of the date of grant.
(2) Based on closing market price of Common Stock as reported on the OTC Bulletin Board on December 31, 2006 ($7.75 per share).

     RETIREMENT AND TERMINATION PAYMENTS. Mr. Tandy participates in various plans and is a party to various agreements that provide for payments in connection with his retirement or other termination of his employment.

     PENSION PLAN. Community First Bank participates in a multi-employer defined benefit plan for financial institutions sponsored by the Pentegra Group. This pension plan is open to all employees above age 21 hired during or before 2003 with more than one year of service. The pension plan provides for a retirement benefit equal 2.5% of average annual salary times the number of years of service, at the normal retirement age of 65. Benefits are not offset by Social Security benefits. Participants are eligible for a reduced early retirement benefit at age 45. In that event, the retirement benefit is reduced by 3% for each year prior to age 65 that payments begin unless the sum of the participant's age and years of service is 70 or more in which case the reduction factor is 1.5% per year. The pension plan provides for disability benefits equal to the higher of the accrued normal retirement allowance or 30% of average annual salary for the participant's five highest consecutive years of service provided that the disability benefit may not exceed the retirement benefit the participant would have received if they had stayed in service through age 65. During active service, participants are eligible for a death benefit equal to their last 12 months' salary plus an additional 10% of such salary for each year of benefit service to a maximum of three times such salary. Participants become fully vested in their account after five years of service. At December 31, 2006, Mr. Tandy had five years of credited service under the pension plan.

     401(K) PLAN. Community First Bank sponsors a defined contribution 401(k) plan pursuant to which eligible employees may contribute up to 20% of their salaries. The 401(k) plan is open to all employees over the age of 18 with more than one year of service. The Company reserves the right to match employee contributions but has not done so. Employees may invest their 401(k) account balances in 17 different mutual funds. Employees are immediately vested in their plan contributions and become 20% vested in matching contributions each year after two years of service until fully vested in year six. Participating employees may begin receiving distributions from their 401(k) account on their retirement at age 59 1/2 and must begin receiving distributions at age 70.

     2005 RESTRICTED STOCK PLAN. Under the 2005 Restricted Stock Plan, all plan share awards become vested and non-forfeitable upon a termination of employment in connection with the death or disability or upon a change in control of the Company. At December 31, 2006, Mr. Tandy had 1,664 unvested shares of restricted stock with a value of $12,896 (based on the last sale price for the Common Stock as of that date) which would vest immediately upon his death or disability or a change in control of the Company.

     EMPLOYMENT AGREEMENT. Under Mr. Tandy's employment agreement, we may terminate him at any time for "just cause" as defined in the agreement and he will not be entitled to any additional compensation. If we terminate Mr. Tandy without just cause or if Mr. Tandy terminates his employment for "good reason," he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, plus an additional 12 months. If Mr. Tandy becomes disabled during the term of his agreement, he will continue to receive payment of 100% of his base salary for a period of up to 180 days. These payments shall not be reduced by any other benefit payments made under other disability program in effect for our employees. If Mr. Tandy's employment terminates for a reason other than just cause, he will be entitled to purchase from us family medical insurance through any group health plan maintained by us. Mr. Tandy's agreement also contains a provision stating that in the event of the termination of employment in connection with any change in control of the Company or us, Mr. Tandy will be paid a lump sum amount equal to 2.99 times his five-year average annual taxable cash compensation. If such payment had been made under the agreement as of December 31, 2006, such payment would have equaled approximately $348,243.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

     Set  forth  below  is  a  table   providing   information   concerning  the
compensation of the directors of Community First Bancorp, Inc. who are not Named Executive Officers for the last completed fiscal year (2006).

                                FEES EARNED
                                   OR PAID         STOCK
             NAME                  IN CASH       AWARDS(1)      TOTAL
-------------------------------------------------------------------------

Steven E. Carson                  $  1,200         $   805     $  2,005
J. Craig Riddle                      1,200             954        2,154
Ralph T. Teague                      1,200             954        2,154
Charles G. Ramsey                    1,200             471        1,617
Paul W. Arison                       1,200             701        1,901
Charlotte E. Baldwin                 1,200             805        2,005
C. Barry Vaughn                      1,200             529        1,729
Michael D. Wortham                   4,800           1,909        6,709

----------
(1) Consists of amount recognized by Company as expense during the fiscal year ended December 31, 2006. For assumptions used in calculating value of awards, see Note 7 of Notes to Consolidated Financial Statements in the 2006 Annual Report to Stockholders. At December 31, 2006, Directors had the following unvested restricted stock awards outstanding:


         NAME                                        NUMBER OF SHARES
         ----                                        ----------------

         Steven E. Carson                                   284
         J. Craig Riddle                                    333
         Ralph T. Teague                                    333
         Charles G. Ramsey                                  165
         Paul W. Arison                                     244
         Charlotte E. Baldwin                               284
         C. Barry Vaughn                                    185


     Prior to April 6, 2006, each non-employee director received board fees of $300 per month plus an additional $100 per month for committee meetings. Directors fees were paid by the Bank; no additional fees were paid by the Company. Effective April 6, 2006, each director other than Mr. Wortham waived all fees for services as a director.

     Effective with stockholder approval of the 2005 Restricted Stock Plan on May 19, 2005, each non-employee director was awarded the following number of shares of restricted stock which had the indicated grant-date fair value based on the fair market value of the Common Stock on the date of grant ($11.50 per share).

                                                                                        GRANT-DATE
         NON-EMPLOYEE DIRECTOR                       NUMBER OF SHARES                   FAIR VALUE
         ---------------------                       ----------------                   ----------
         Ralph T. Teague                                   416                             $4,784
         J. Craig Riddle                                   416                              4,784
         Charlotte E. Baldwin                              354                              4,071
         Steven E. Carson                                  354                              4,071
         Paul W. Arison                                    305                              3,507
         C. Barry Vaughn                                   231                              2,656
         Charles G. Ramsey                                 206                              2,369

     The restricted stock awards vest at the rate of 20% per year beginning one year from the effective date of the grant provided the director remaining director or a director emeritus. Awards immediately vest and become non-forfeitable on the event of death or disability or upon a change-in-control.

--------------------------------------------------------------------------------
                           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     From time to time, the Bank engages in banking transactions with its directors, officers and their associates in the ordinary course of business. At December 31, 2006, approximately $669,000 of loans were outstanding to directors and executive officers. Loans to directors and executive officers are only made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank waives certain loan document and other fees for full-time employees, including full-time executive officers.

     The following table sets forth information on all loans outstanding to executive officers during the last fiscal year where the aggregate outstanding indebtedness exceeded $120,000 and fees were waived.

                                                                                HIGHEST
                                                                               OUTSTANDING         BALANCE AT
NAME AND TITLE                     TYPE OF LOAN               RATE              BALANCE             12/31/06
--------------                     ------------               ----              -------             --------
William M. Tandy                   Home Mortgage              5.25%             $228,070            $224,591
President                          Home Equity               10.25%               79,308              78,871

     During the fiscal year ended December 31, 2006, the Company was indebted to Directors Steven E. Carson, J. Craig Riddle and Ralph T. Teague in the amounts of $150,466, $200,534 and $40,233, respectively. This indebtedness was originally incurred to allow the Company to pay down its indebtedness to a third-party financial institution as required by that institution. The loans provide for the payment of principal and interest at the rate of 7.50% per annum at maturity. The loans were currently scheduled to mature on May 15, 2007. During the fiscal year ended December 31, 2006, the Bank paid $14,627 for office supplies and furniture purchased from Happy's, Inc., an office supply store of which Director Vaughn is a co-owner.


--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     King + Company, PSC served as the Company's independent public accountants for the last fiscal year. The Board of Directors has appointed King + Company, PSC to serve as the Company's independent public accountants for the current fiscal year. The engagement of King + Company, PSC was approved in advance by the Audit Committee of the Board of Directors. A representative of King + Company, PSC is expected to attend the Annual Meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

     Fees paid to the Company's principal accountant for each of the last two fiscal years are set forth below:

FISCAL                AUDIT           AUDIT-RELATED            TAX           ALL OTHER
YEAR                   FEES                FEES               FEES              FEES
----                   ----                ----               -----             ---
2006                 $46,238             $50,654             $4,116             $ --
2005                 $36,273               $ --               $ --              $ --

     AUDIT FEES include fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year.

     AUDIT-RELATED FEES include fees billed by the Company's independent auditors for services provided for the year ended December 31, 2006. The services comprising these fees consisted of consultation concerning financial accounting and reporting standards and services related to the various registration statements filed with the Securities and Exchange Commission in connection with the stock offerings by the Company.

     TAX FEES primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.

     ALL OTHER FEES include fees for products and services provided by King + Company, PSC which are not included in the above categories.

     The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with King + Company, PSC, the Company's independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from King + Company, PSC the written disclosures and the letter required to be delivered by King + Company, PSC under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of King + Company, PSC their independence.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

     Based on its review of the financial statements, its discussion with King + Company, PSC regarding SAS 61, and the written materials provided by King + Company, PSC under ISB Standard No. 1 and the related discussion with King + Company, PSC of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

    CHARLES G. RAMSEY                                 J. CRAIG RIDDLE
    PAUL W. ARISON                                    RALPH T. TEAGUE
    CHARLOTTE E. BALDWIN                              C. BARRY VAUGHN
    STEVEN E. CARSON

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Securities and Exchange Commission regulations require the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock to file reports detailing their ownership and changes of ownership in the Common Stock, and to furnish the Company with copies of these reports. Based solely on its review of the reports received during the past fiscal year or with respect to the last fiscal year or written representations from these persons that they were not required to file annual reports of change in beneficial ownership, the Company believes that during 2006, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with these reporting requirements.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Company will bear the cost of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in forwarding proxy materials to the beneficial owners of Common Stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2006 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE, UPON WRITTEN REQUEST TO THE SECRETARY, COMMUNITY FIRST BANCORP, INC., P.O. BOX 736, MADISONVILLE, KENTUCKY 42431.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     The Company is currently subject to the proxy rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. If the Company remains subject to such rules at next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 2420 North Main Street, P.O. Box 736, Madisonville, Kentucky 42431 no later than January 2, 2008 to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Stockholder proposals, other than those submitted pursuant to the Exchange Act, to be considered at such Annual Meeting, must be stated in writing, delivered or mailed to the Secretary of the Company, not later than February 1, 2008.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/Charlotte Sellers

                                         CHARLOTTE SELLERS
                                         Secretary

Madisonville, Kentucky
April 30, 2007

                                                                      APPENDIX A

                          COMMUNITY FIRST BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Community First Bancorp, Inc. (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

ROLE AND INDEPENDENCE

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any material relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also be "independent" as such term is defined in Item 7(d)(3)(iv) of
Schedule 14A under the Securities Exchange Act of 1934 ("Exchange Act") and by the applicable rules of the Nasdaq Stock Market, OTC Bulletin Board or any exchange on which the Company's securities are listed. The Company's annual report on Form 10-KSB shall disclose the inclusion or absence of an audit committee financial expert, as such term is defined in Item 401(e) of Regulation S-B under the Exchange Act.

The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel.

ADMINISTRATION

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and, if applicable, the internal auditor.

The Committee shall meet approximately four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings in executive sessions with the independent auditors, management and, if applicable, the internal auditors. The Audit
Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee may establish written policies and procedures for the pre-approval of audit and non-audit services to be performed by the outside auditor provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Audit Committee's responsibilities to management. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve audit or non-audit services to be performed by the outside auditor provided that any such approvals are presented to the full Committee at its next scheduled meeting.

RESPONSIBILITIES

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The responsibilities of the Committee shall include, but not be limited to:

o Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Board of Directors through the Committee.

o Be directly responsible for the appointment, compensation and oversight of the Company's independent auditors and internal auditors.

o Review and discuss with the outside auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the outside auditors with respect to interim periods.

o Review and discuss the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the outside auditor.

o Review and discuss with management and the outside auditors the financial statements of the Company, including an analysis of the auditors' judgment as to the quality of the Company's accounting principles.

o    Recommend  to the  Board of  Directors  whether,  based on the  review  and
     discussions   described  in  the  paragraphs   above,  that  the  financial
     statements should be included in the Annual Report on Form 10-KSB.

o Review and discuss with management and the outside auditors: (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (b) any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements.

o Review and discuss with management and the outside auditors the adequacy of the Company's internal controls.

o Review and discuss with management and the outside auditors the accounting policies which may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports.

o Establish policies and procedures for the engagement of the outside auditor to provide non-audit services, and consider whether the outside auditor's performance of information technology and other non-audit services is compatible with the auditor's independence.

o Review material pending legal proceedings involving the Company and other contingent liabilities.

o Obtain reports from management, the Company's senior internal auditing executive and independent auditor that the Company and its subsidiary affiliated entities are in conformity with applicable legal requirements and the Company's Code of Ethics for Senior Financial Officers. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics for Senior Financial Officers.

o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

o Establish procedures to coordinate the procedures of the Committee with the Company's Disclosure Committee responsible for overseeing the accuracy of the Company's filings under the Exchange Act.

o Prior to the filing of audited financial statements with the Securities and Exchange Commission, obtain a report from the auditor of: (1) all critical accounting policies and practices to be used; (2) all alternative treatments within generally accepted accounting principles and practices related to material items that have been discussed with management, including: (i) ramifications of the use of such alternative disclosures and treatments; and (ii) the treatment preferred by the auditor; and (3) other material written communications between the auditor and the management, such as any management letter or schedule of unadjusted differences.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

OUTSIDE ADVISORS AND FUNDING

         The Committee shall have the appropriate funding and authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions.

INVESTIGATIONS

         The  Audit   shall  have  the   authority   to  conduct  or   authorize
investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.



Adopted on March 25, 2004

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                                                  CFB  [GRAPHIC OF TREE OMITTED]


                                                  COMMUNITY FIRST BANCORP, INC.

                                                  ANNUAL MEETING OF STOCKHOLDERS
                                                    TO BE HELD ON MAY 31, 2007

                                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

                                               Please complete, date, sign and mail the
                                  detached   proxy  card  in  the enclosed postage-prepaid envelope.

                               YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                        DETACH PROXY CARD HERE
------------------------------------------------------------------------------------------------------------------------------------
                     COMMUNITY FIRST BANCORP, INC.                                  |
                                                                                    |
Should the  undersigned  stockholder  be present and elect to vote at the Annual    |
Meeting or at any adjournment thereof and after notification to the Secretary of    |
the Company at the Annual  Meeting of the  stockholder's  decision to  terminate    |
this  proxy,  then the  power of said  attorneys  and  proxies  shall be  deemed    |
terminated  and of no further  force and  effect.                                   |
The undersigned stockholder acknowledges receipt from the Company prior to          |
execution of this proxy of notice of the Annual Meeting, a Proxy Statement          |
therefor and the 2006 Annual Report to Stockholders.                                |
                                                                                    |
                                                                                    |
                                                                                    |
                                                                                    |
                                                                                    |
                                                                                    |
                                                                                    |            IMPORTANT
                                                                                    |   THE PROMPT RETURN OF PROXIES
                                           Signature ___________________________    |   WILL SAVE THE COMPANY THE
                          Signature, if jointly held ___________________________    |   EXPENSE OF FURTHER REQUESTS
                                               Date ______________________, 2007    |   FOR PROXIES TO ENSURE A
                                                                                    |   QUORUM AT THE  MEETING. A
Please sign exactly as your name appears on this card. When signing as attorney,    |   SELF-ADDRESSED, POSTAGE-
executor,  administrator,  trustee or guardian,  please give your full title. If    |   PREPAID ENVELOPE IS ENCLOSED
shares are held jointly, each holder should sign.                                   |   FOR YOUR CONVENIENCE.

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------------------------------------------------------------------------------------------------------------------------------------
                                                            REVOCABLE PROXY
                                                     COMMUNITY FIRST BANCORP, INC.
------------------------------------------------------------------------------------------------------------------------------------

The undersigned hereby appoints Charlotte E. Baldwin, Paul W. Arison and Ralph T. Teague and each of them, with full powers of substitution in each, to act as proxies for the undersigned, to vote all shares of common stock of Community First Bancorp, Inc.
(the "Company") which the undersigned is entitled to vote at the annual meeting of stockholders (the "Annual Meeting"), to be held at the main office of Community First Bank, 2420 North Main Street, Madisonville, Kentucky on Thursday, May 31, 2007 at
8:00 a.m., and at any and all adjournments thereof, as follows:

         [X] PLEASE MARK VOTES AS IN THIS EXAMPLE


                                                                       WITH-       FOR ALL
                                                              FOR      HOLD        EXCEPT
         1.  The election as director                         [ ]      [ ]          [ ]
             of the nominees listed
             (except as marked to the
             contrary below):

             01 William M. Tandy      02 Steven E. Carson     03 J. Craig Riddle

         INSTRUCTION:  To withhold authority to vote for a listed nominee(s), mark "FOR ALL EXCEPT" and write the nominee's name in the space provided below.
         ________________________________________________________________

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES.

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED
         NOMINEES.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS
         PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS
         KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.  THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE
         HOLDERS THEREOF TO VOTE WITH  RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE
         OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
                                                                    Important:  Please sign and date this proxy on the reverse side.
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